UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K
___________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2024

___________________________

Core & Main, Inc.
(Exact name of registrant as specified in its charter)
___________________________

Delaware	001-40650	86-3149194
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1830 Craig Park Court
St. Louis, Missouri	63146
(Address of principal executive offices)	(Zip Code)

(314) 432-4700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A common stock, par value $0.01 per share	CNM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.     Other Events.
On June 12, 2024, Core & Main, Inc. (the “Company”) announced that the Company’s Board of Directors has authorized a stock repurchase program for up to $500 million of the Company’s Class A common stock, par value $0.01 per share (“Class A Common Stock”) (the “Repurchase Authorization”).
The timing and amount of any share repurchases will be determined by the Company at its discretion based on ongoing evaluation of general market conditions, the market price of the Company’s Class A Common Stock, the Company’s capital needs and other factors. Under the Repurchase Authorization, share repurchases may be made through a variety of methods, which may include open market or privately negotiated transactions, including accelerated repurchase transactions, block trades or trading plans intended to comply with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended. The Repurchase Authorization does not obligate the Company to acquire any particular amount of Class A Common Stock, and it may be amended, suspended or terminated at any time at the Company’s discretion. The Company currently expects to fund the Repurchase Authorization using existing cash and cash equivalents, short-term borrowings and/or future cash flows.
Forward-Looking Statements
Certain statements contained in this Current Report on Form 8-K include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include information concerning the Company’s financial and operating outlook, as well as any other statement that does not directly relate to any historical or current fact. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “forecasts,” “expects,” “intends,” “plans,” “anticipates,” “projects,” “outlook,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “preliminary,” or the negative of these terms or other comparable terminology. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company can give you no assurance these expectations will prove to have been correct. These forward-looking statements relate to future events or the Company’s future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance, or achievements to differ materially from any future results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements.
Factors that could cause actual results and outcomes to differ from those reflected in forward-looking statements include, without limitation, declines, volatility and cyclicality in the U.S. residential and non-residential construction markets; slowdowns in municipal infrastructure spending and delays in appropriations of federal funds; the Company’s ability to competitively bid for municipal contracts; price fluctuations in the Company’s product costs; the Company’s ability to manage its inventory effectively, including during periods of supply chain disruptions; risks involved with acquisitions and other strategic transactions, including the Company’s ability to identify, acquire, close or integrate acquisition targets successfully; the fragmented and highly competitive markets in which the Company competes and consolidation within the Company’s industry; the development of alternatives to distributors of the Company’s products in the supply chain; the Company’s ability to hire, engage and retain key personnel, including sales representatives, qualified branch, district and regional managers and senior management; the Company’s ability to identify, develop and maintain relationships with a sufficient number of qualified suppliers and the potential that exclusive or limited supplier distribution rights are terminated; the availability of freight; the ability of customers to make payments on credit sales; changes in supplier rebates or other terms of supplier agreements; the Company’s ability to identify and introduce new products and product lines effectively; the spread of, and response to, public health crises, and the inability to predict the ultimate impact on the Company; costs and potential liabilities or obligations imposed by environmental, health and safety laws and requirements; regulatory change and the costs of compliance with regulation; changes in stakeholder expectations in respect of environmental, social and governance and sustainability practices; exposure to product liability, construction defect and warranty claims and other litigation and legal proceedings; potential harm to the Company’s reputation; difficulties with or interruptions of the Company’s fabrication services; safety and labor risks associated with the distribution of the Company’s products; interruptions in the proper functioning of the Company’s and its third-party service providers' information systems, including from cybersecurity threats; impairment in the carrying value of goodwill, intangible assets or other long-lived assets; the Company’s ability to continue its customer relationships with short-term contracts; risks associated with importing and exporting products internationally; the Company’s ability to maintain effective internal controls over financial reporting and remediate any material weaknesses; the Company’s indebtedness and the potential that the Company may incur additional indebtedness that might restrict its operating flexibility; the limitations and restrictions in the agreements governing the Company’s indebtedness, the Amended and Restated Limited Partnership Agreement of Core & Main Holdings, LP, as amended, and the Tax Receivable Agreements (each as defined in the Company’s Annual Report on Form 10-K for the fiscal year ended January 28, 2024); increases in interest rates; changes in the Company’s credit ratings and outlook; the Company’s ability to generate the significant amount of cash needed to service its indebtedness; the Company’s organizational structure, including its payment obligations under the Tax Receivable Agreements, which may be significant; the Company’s ability to sustain an active, liquid trading market for its Class A Common Stock; and risks related to other factors discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended January 28, 2024.

Additional information concerning these and other factors can be found in the Company’s filings with the Securities and Exchange Commission. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, the Company undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2024	CORE & MAIN, INC.

	By:	/s/ Mark G. Whittenburg
	Name:	Mark G. Whittenburg
	Title:	General Counsel and Secretary